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                                                                    EXHIBIT 23

          CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Registration Statement No. 333-97871 on Form S-8 of our report dated June 10, 2005, appearing in this Annual Report on Form 11-K of the Monsanto Savings and Investment Plan for year ended Dec. 31, 2004.

/s/ DELOITTE & TOUCHE LLP



St. Louis, Missouri
June 10, 2005